JAVELIN Mortgage Investment Corp.

Company Update

May 13, 2013

PLEASE READ: Important Press Release Issued May 8, 2013

JAVELIN Mortgage Investment Corp. Announces Pricing of Public Offering of 6,000,000 Shares of Common Stock

VERO BEACH, Fla., May 8, 2013 (GLOBE NEWSWIRE) -- JAVELIN Mortgage Investment Corp. (NYSE:JMI) ("JAVELIN" or the "Company") announced today that it has priced a public offering of 6,000,000 shares of common stock. JAVELIN has granted the underwriters a 30-day option to purchase up to 900,000 additional shares of common stock. Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Barclays Capital Inc. and Credit Suisse Securities (USA) LLC are acting as joint book-running managers of the offering. The offering is expected to close on May 13, 2013.

The Company intends to use the net proceeds of the offering to acquire additional agency and non-agency securities as market conditions warrant and for general corporate purposes.

A registration statement relating to the offered securities was filed with the Securities and Exchange Commission ("SEC") and declared effective on May 7, 2013.

THE INFORMATION PRESENTED HEREIN DOES NOT INCLUDE ANY PRO FORMA ADJUSTMENTS TO REFLECT THE IMPACT OF THE OFFERING , WHICH IS SCHEDULED TO CLOSE ON MAY 13, 2013

JAVELIN MORTGAGE INVESTMENT CORP.

PLEASE READ: Important Regulatory and Yield Risk Disclosures

Certain statements made in this presentation regarding JAVELIN Mortgage Investment Corporation ("JAVELIN" or the "Company"), and any other statements regarding JAVELIN's future expectations, beliefs, goals or prospects constitute forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "anticipates," "expects," "estimates" and similar expressions) should also be considered forward-looking statements. Forward-looking statements include but are not limited to statements regarding the projections for JAVELIN's business and plans for future growth and operational improvements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements. JAVELIN assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. This material is for information purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation for any securities, financial instruments, or common or privately issued stock. The statements, information and estimates contained herein are based on information that the presenter believes to be reliable as of today's date, but cannot be represented that such statements, information or estimates are complete or accurate. Actual realized yields, durations and net durations described herein will depend on a number of factors that cannot be predicted with certainly. Estimated yields do not reflect any of the costs of operation of JAVELIN.

THE INFORMATION PRESENTED HEREIN IS UNAUDITED AND UNREVIEWED.

JAVELIN Capitalization, Dividend Policy, Transparency and Manager

Market Capitalization

- 7,500,050 shares of common stock outstanding (NYSE: "JMI").
- Market capitalization of $143.3 million.
- Additional paid-in capital estimate: $150.0 million.

Common Stock Dividend Policy and Taxable REIT Income

- JAVELIN pays common stock dividends monthly.
- Dividends are announced based on estimates of future taxable REIT income.
- The Q2 2013 dividend rate is $0.23 per month.

Q2 2013	Apr	May	Jun
Record Date	15th	15th	14th
Payment Date	29th	30th	27th

Transparency and Governance

- Portfolio and liability details are updated monthly at **www.javelinreit.com.**
- Agency premium amortization is expensed monthly as it occurs.
- Hedge positions are marked-to-market daily (GAAP/Tax differences).
- Non-Executive Board Chairman.

JAVELIN REIT Manager

- JAVELIN is externally managed by ARMOUR Residential Management LLC.

JAVELIN Balance Sheet Targets

Assets

JAVELIN invests in Agency and Non-Agency mortgage securities.

Duration

Net Agency balance sheet weighted average duration target of 1.5 or less.

- 5.22 gross asset duration of Agency securities.
- -0.15 net Agency balance sheet duration after the effect of derivatives.

Hedging

Hedge a minimum of 40% of fixed rate Agency assets and funding rate risk.

- $705.0 million in derivatives (swaps and swaptions).
  - 8.74 Agency swap duration and 6.57 Agency swaption duration.

Liquidity

Hold 40% of unlevered equity in cash between prepayment periods.

- $45.5 million in total liquidity (30.4% of additional paid-in capital).
  - $35.0 million in true cash (23.3% of additional paid-in capital).
  - $0.7 million in unlevered securities (0.5% of additional paid-in capital).
  - $9.8 million in short term Agency P&I (6.5% of additional paid-in capital).

Leverage

Debt to equity target of 7.5x vs. additional paid-in capital ("APIC").

- $1.11 billion in net REPO borrowings or 7.39x APIC.

JAVELIN MORTGAGE INVESTMENT CORP.

JAVELIN Portfolio Strategy and Investment Methodology

- JAVELIN will utilize ARRM's proprietary analytical approach as well as Intex, Bloomberg, and other third-party systems to analyze mortgage investment opportunities both for Agency and non-Agency mortgage securities.
- Strong bias toward a "buy and hold" strategy, with occasional sales made as market conditions change.
- The investment team considers an array of factors, both bottom up and top down:

Non-Agency Structure Analysis

- Seniority, subordination model.
- Model completeness and accuracy.
- Litigation and policy risks.

Agency & Non-Agency Class Analysis

- Prepayment history.
- Prepayment expectations.
- Premium/discount.
- Liquidity.

Agency & Non-Agency Loan Analysis

- Original and current loan balance.
- Year of origination.
- Originating company, third-party originators.
- Loan seasoning.
- Principal amortization schedule.
- Original loan-to-value ratio.
- Geography.

Agency Pool Analysis

- NO TBA pools – Only specified pools.
- Only "pass-through" securities. No CMO's.
- Prepayment history and expectations.
- Premium over par.
- "Hedgability."
- Liquidity.
- Diversify broadly to limit idiosyncratic pool risk.

JAVELIN
MORTGAGE INVESTMENT CORP.

JAVELIN Agency and Non-Agency Portfolios

Agency Fixed Rate Securities	Current Value (millions)	Percentage of Fixed Rate Securities	Weighted Average Net/Gross Coupon
Fixed Rates Maturing Between 121 and 180 Months	$ 34.8	3.2%	3.00/3.47
Fixed Rates Maturing Between 181 and 240 Months	$ 32.4	3.0%	3.07/3.51
Fixed Rates Maturing Between 241 and 300 Months	$ 63.8	5.9%	3.38/3.84
Fixed Rates Maturing Between 301 and 360 Months	$ 942.9	87.8%	3.13/3.62
Total	**$ 1,074.0**	**100.0%**	**3.14/3.63**

Non-Agency Securities	Current Value (millions)	Percentage of Non-Agency Securities	Average Purchase Price	Average Coupon (%)	Average Loan Age (months)	Average Loan Size ($k)
Prime Fixed	$ 36.5	26.6%	91.1%	6.0%	75	519
Prime Hybrid	$ 19.5	14.2%	75.7%	3.5%	76	616
Alt-A Fixed	$ 70.5	51.4%	81.7%	5.9%	80	422
Alt-A Hybrid	$ 10.6	7.7%	77.9%	2.8%	87	532
Total	**$ 137.0**	**100.0%**	**83.1%**	**5.3%**	**79**	**484**

Information as of 5/8/2013. Some totals may not foot due to rounding.

JAVELIN MORTGAGE INVESTMENT CORP.

JAVELIN Agency Portfolio Duration and Agency Hedge Duration

Agency Asset Class	Current Value (millions)	Weighted Average Purchase Price	Weighted Average Current Market Price	Weighted Average Net/Gross Coupon	Estimated Effective Duration Using Current Values
Fixed Rates Maturing Between 121 and 180 Months	$ 34.8	106.0%	105.6%	3.00/3.47	3.04
Fixed Rates Maturing Between 181 and 240 Months	$ 32.4	106.2%	105.2%	3.07/3.51	3.72
Fixed Rates Maturing Between 241 and 300 Months	$ 63.8	106.6%	105.8%	3.38/3.84	4.49
Fixed Rates Maturing Between 301 and 360 Months	$ 942.9	105.7%	104.5%	3.13/3.62	5.40
Total or Weighted Average	**$ 1,074.0**	**105.8%**	**104.6%**	**3.14/3.63**	**5.22**

Estimated Balance Sheet Duration	Amount (millions)	Duration Effect on Balance Sheet
Agency Assets	$ 1,074.0	5.22
Interest Rate Swaps	$ 575.0	-8.74
Interest Rate Swaptions	$ 130.0	-6.57
Net Balance Sheet Duration		**-0.15**

	Amount (millions)	% Hedged
Non-ARM Agency Assets	$ 1,074.0	65.6%
Net Agency Repo Balance	$ 1,008.7	69.9%

NOTE: The Company does not intend to hedge its Non-Agency portfolio which has an average purchase price of 83.1% as a percentage of par (100.00).

Information as of 5/8/2013. Some totals may not foot due to rounding.

JAVELIN MORTGAGE INVESTMENT CORP.

JAVELIN Hedge Portfolio

Derivative Type	Remaining Term	Weighted Average Remaining Term (Months)	Notional Amount (millions)		Weighted Average Rate
Interest Rate Swap	49-60 Months	53	$	50.0	0.55
Interest Rate Swap	61-120 Months	116	$	425.0	1.70
Interest Rate Swap	121-180 Months	125	$	100.0	2.05
Total or Weighted Average		**112**	**$**	**575.0**	**1.66**

Interest Rate Swaptions	Underlying Swap Term	Weighted Average Remaining Option Term (Months)	Notional Amount (millions)		Weighted Average Rate
Interest Rate Swaptions	61-120 Months	5	$	130.0	1.85
Total or Weighted Average		**5**	**$**	**130.0**	**1.85**

Counterparties include:
Citibank, N.A., Nomura Global Financial Products Inc. and Wells Fargo Bank, N.A.

Information as of 5/8/2013. Some totals may not foot due to rounding.

JAVELIN
MORTGAGE INVESTMENT CORP.

JAVELIN Agency Portfolio Constant Prepayment Rates ("CPR")

Agency Portfolio Prepayment Information	
Reporting Month	Weighted Average Annualized Constant Prepayment Rate
November 2012	1.2
December 2012	1.6
January 2013	2.6
February 2013	4.1
March 2013	4.7
April 2013	3.8
May 2013	4.7

Asset Class Prepayment Detail	
Agency Asset Class	Weighted Average February 2013 Constant Prepayment Rate
ARMs & Hybrids	0.0
10 Year Pass-Throughs	0.0
15 Year Pass-Throughs	14.9
20 Year Pass-Throughs	13.2
25 Year Pass-Throughs	10.9
30 Year Pass-Throughs	3.6
Portfolio Average	4.7

JAVELIN expenses premium amortization monthly as it occurs.

Constant Prepayment Rate ("CPR") is the annualized equivalent of single monthly mortality ("SMM"). CPR attempts to predict the percentage of principal that will prepay over the next twelve months based on historical principal pay downs.

CPR is reported on the 4th business day of the month for the previous month's prepayment activity.

JAVELIN
MORTGAGE INVESTMENT CORP.

JAVELIN Agency Repo

REPO Counter-Party[1]	Principal Borrowed (millions)	Percentage of REPO Positions with JAVELIN	Weighted Average Maturity in Days	Longest Maturity in Days
1 Goldman, Sachs & Co.	$ 123.8	12.2%	7	12
2 Mizuho Securities USA Inc.	$ 105.9	10.4%	61	61
3 Merrill Lynch, Pierce, Fenner & Smith Inc.	$ 96.8	9.5%	12	12
4 Morgan Stanley & Co. LLC	$ 84.9	8.4%	7	7
5 Nomura Securities International, Inc.	$ 63.8	6.3%	6	7
6 KGS-Alpha Capital Markets, L.P.	$ 57.3	5.6%	8	26
7 Pierpont Securities LLC	$ 55.5	5.5%	37	37
8 Barclays Capital Inc.	$ 51.9	5.1%	6	6
9 J.P. Morgan Securities LLC	$ 49.7	4.9%	30	30
10 South Street Securities LLC	$ 46.5	4.6%	33	33
11 BNP Paribas Securities Corp.	$ 42.1	4.1%	29	29
12 ICBC Financial Services LLC	$ 39.5	3.9%	30	30
13 CRT Capital Group LLC	$ 37.6	3.7%	2	2
14 Citigroup Global Markets Inc.	$ 35.8	3.5%	5	5
15 RBS Securities Inc.	$ 34.1	3.4%	29	29
16 Daiwa Securities America Inc.	$ 32.1	3.2%	8	8
17 Mitsubishi UFJ Securities (USA), Inc.	$ 28.3	2.8%	92	92
18 Guggenheim Securities, LLC	$ 17.3	1.7%	30	30
19 Wells Fargo Bank, N.A.	$ 7.9	0.8%	12	12
20 Jefferies & Company, Inc.	$ 4.3	0.4%	5	5
Total or Weighted Average	$ 1,015.1	100.0%	22	
May Paydowns	$ (6.4)			
Total Repo after Paydowns	$ 1,008.7			
Weighted Average Repo Rate	0.41%			
Weighted Average Haircut	4.76%			

(1) JAVELIN has signed MRAs with 27 counterparties.

Information as of 5/8/2013. Some totals may not foot due to rounding.

JAVELIN MORTGAGE INVESTMENT CORP.

JAVELIN Non-Agency Repo

REPO Counter-Party		Principal Borrowed (millions)	Percentage of REPO Positions with JAVELIN	Weighted Average Maturity in Days	Longest Maturity in Days
1 RBC Capital Markets, LLC	$	35.4	35.5%	53	83
2 Credit Suisse Securities (USA) LLC	$	17.9	18.0%	29	75
3 Jefferies & Company, Inc.	$	13.3	13.3%	9	9
4 Citigroup Global Markets Inc.	$	11.7	11.7%	61	90
5 J.P. Morgan Securities LLC	$	10.4	10.4%	3	9
6 Guggenheim Securities, LLC	$	3.8	3.8%	2	2
7 Mizuho Securities USA Inc.	$	3.6	3.6%	1	1
8 RBS Securities Inc.	$	3.6	3.6%	14	14
Total or Weighted Average	$	99.7	100.0%	33	
Weighted Average Repo Rate		2.02%			
Weighted Average Haircut		25.83%			

Information as of 5/8/2013. Some totals may not foot due to rounding.

JAVELIN MORTGAGE INVESTMENT CORP.

JAVELIN

MORTGAGE INVESTMENT CORP.

3001 Ocean Drive
Suite 201
Vero Beach, FL 32963
772-617-4340